EXHIBIT A

JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of beneficial interest of Encore Medical Corporation, a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 14th day of October, 2004.

TCG HOLDINGS, L.L.C.

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

TC GROUP, L.L.C.

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

CARLYLE SBC PARTNERS II, L.P.

By:	TC Group II, L.L.C., its General Partner

By:	TC Group, L.L.C., its General Partner

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

CARLYLE PARTNERS II, L.P.

By:	TC Group II, L.L.C., its General Partner

By:	TC Group, L.L.C., its Managing Member

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director
STATE BOARD OF ADMINISTRATION OF FLORIDA

separate account maintained pursuant to an Investment Management Agreement dated as of September 6, 1996 between the State Board of Administration of Florida, Carlyle Investment Group, L.P. and Carlyle Investment Management, L.L.C.

By:	Carlyle Investment Management, L.L.C., as Investment Manager

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

CARLYLE INVESTMENT GROUP, L.P.

By:	TC Group, L.L.C., its General Partner

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

CARLYLE INTERNATIONAL PARTNERS II, L.P.

By:	TC Group II, L.L.C., its General Partner

By:	TC Group, L.L.C., its General Partner

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

CARLYLE INTERNATIONAL PARTNERS III, L.P.

By:	TC Group II, L.L.C., its General Partner

By:	TC Group, L.L.C., its General Partner

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

C/S INTERNATIONAL PARTNERS

By:	TC Group II, L.L.C., its General Partner

By:	TC Group, L.L.C., its General Partner

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

CARLYLE-EMPI PARTNERS, L.P.

By:	TC Group, L.L.C., its General Partner

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

CARLYLE-EMPI INTERNATIONAL PARTNERS, L.P.

By:	TC Group, L.L.C., its General Partner

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

CARLYLE HIGH YIELD PARTNERS, L.P.

By:	TCG High Yield, L.L.C., its General Partner

By:	TCG High Yield Holdings, L.L.C., its Managing Member

By:	TC Group, L.L.C., its Managing Member

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

CARLYLE-EMPI PARTNERS II, L.P.

By:	TC Group, L.L.C., its General Partner

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

TCG HIGH YIELD, L.L.C.

By:	TCG High Yield Holdings, L.L.C., its Managing Member

By:	TC Group, L.L.C., its Managing Member

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

TCG HIGH YIELD HOLDINGS, L.L.C.

By:	TC Group, L.L.C., its Managing Member

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

CARLYLE INVESTMENT MANAGEMENT, L.L.C.

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

TC GROUP II, L.L.C.

By:	TC Group, L.L.C., its Managing Member

By:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director

MPI HOLDINGS, L.L.C.

By:	/s/ Daniel A. D’Aniello

Daniel A. D’Aniello, Managing Director